Exhibit A

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Class I shares of common stock of KKR Real Estate Select Trust Inc. is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: August 26, 2021
KKR ALTERNATIVE ASSETS LLC

	By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for Robert H. Lewin,
Chief Financial Officer

KKR GROUP ASSETS HOLDINGS II L.P.

	By:	KKR Group Assets II GP LLC, its general partner

	By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Chief Financial Officer

KKR GROUP ASSETS II GP LLC

	By:	KKR Group Partnership L.P., its sole member

	By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Chief Financial Officer

KKR GROUP PARTNERSHIP L.P.

	By:	KKR Group Holdings Corp., its general partner

	By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher

Title: Attorney-in-fact for
Robert H. Lewin, Chief Financial Officer

KKR GROUP HOLDINGS CORP.

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Chief Financial Officer

KKR & CO. INC.

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Chief Financial Officer

KKR MANAGEMENT LLP

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Chief Financial Officer

HENRY R. KRAVIS

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact